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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 19, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           OCEANIC EXPLORATION COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                       0-6540                     84-0591071
------------------------      ------------------------       -------------------
 (State or other juris-       (Commission File Number)          (IRS Employer
diction of Incorporation                                     Identification No.)

          7800 East Dorado Place, Suite 250, Englewood, Colorado 80111
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

                                 (303) 220-8330
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 4.  Change in Registrant's Certifying Accountant.

On February 19, 2003, the Board of Directors of Oceanic Exploration Company (the "Company"), dismissed KPMG LLP ("KPMG") as the Company's auditors and appointed Grant Thornton LLP to serve as the Company's independent public accountants.

KPMG's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years.

The Company provided KPMG with a copy of the foregoing disclosures. Attached, as
Exhibit 16.1 is a copy of KPMG's letter, dated February 25, 2003, stating that it found no basis for disagreement with such statements.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.   Exhibit

  16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated February 25, 2003







                                        2

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OCEANIC EXPLORATION COMPANY



Date:    25 Feb. 2003                  By: /s/ Charles N. Haas
      -----------------                    -------------------------------------
                                           Charles N. Haas
                                           President





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                               INDEX TO EXHIBITS

EXHIBIT
NO.             DESCRIPTION
-------         -----------

  16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated February 25, 2003